Capital Group Global Equity ETF Prospectus Supplement January 1, 2025 (for the most recent prospectus, as supplemented to date)

The following is added to the section titled “The Capital SystemTM” in the “Management and organization” section of the prospectus:

Noriko Honda Chen, Partner, Capital International Investors, serves as an equity portfolio manager for the fund. Noriko serves as Senior Vice President of the fund and has 35 years of investment experience in total (26 years with Capital Research and Management Company or affiliate). She has less than 1 year of experience in managing the fund. Brant W. Thompson, Partner, Capital International Investors, serves as an equity portfolio manager for the fund. Brant serves as Senior Vice President of the fund and has 29 years of investment experience in total (17 years with Capital Research and Management Company or affiliate). He has less than 1 year of experience in managing the fund.

William L. Robbins will no longer manage money in the fund.

Keep this supplement with your prospectus.

Lit. No. ETGEBS-014-0125P CGD/TM/10039-S104751

Capital Group Global Equity ETF Statement of Additional Information Supplement January 1, 2025 (for the most recent statement of additional information, as supplemented to date)

The table under the heading “Portfolio manager fund holdings and other managed accounts” in the “Management of the fund” section of the statement of additional information is amended to read as follows. Footnotes to the table in the statement of additional information remain unchanged.

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions) [2,3]
Eu-Gene Cheah	N/A	7	$15.5	14	$8.80	784[4]	$31.79
Noriko Honda Chen	$100,001 - $500,000	3	$158.4	3	$19.52	None
Gerald Du Manoir	N/A	7	$155.3	12	$18.83	784[4]	$31.79
Brant W. Thompson	$100,001 - $500,000	4	$118.7	1	$1.60	None
Steven T. Watson	N/A	9	$271.5	10	$19.79	740[5]	$33.99
Philip Winston	N/A	9	$121.7	15	$7.85	847[4]	$32.64

Keep this supplement with your statement of additional information.

Lit No. ETGEBS-015-0125O CGD/10149-S104752